                                                                   EXHIBIT 99.02

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

                            Combined Balance Sheets
                                  (unaudited)

                                                     New Century  Old Century
                                                    ------------- ------------
                                                    September 30, December 31,
                                                        1999          1998
                                                    ------------- ------------
                                                       amounts in thousands
Assets
Cash...............................................  $    3,216     $  2,507
Trade and other receivables, net...................      10,181        8,276
Property and equipment, at cost:
  Land.............................................       2,781        1,781
  Distribution systems.............................     164,018      258,688
  Support equipment and buildings..................      18,679       29,406
                                                     ----------     --------
                                                        185,478      289,875
  Less accumulated depreciation....................      16,871      123,293
                                                     ----------     --------
                                                        168,607      166,582
                                                     ----------     --------
Franchise costs and other intangible assets........     896,442      560,750
  Less accumulated amortization....................      14,600       80,338
                                                     ----------     --------
                                                        881,842      480,412
                                                     ----------     --------
Other assets.......................................       2,135        1,209
                                                     ----------     --------
                                                     $1,065,981     $658,986
                                                     ==========     ========
Liabilities and Parent's Investment
Accounts payable...................................  $      455     $    583
Accrued expenses...................................       6,171        6,288
Deferred income taxes..............................     350,319      144,919
Intercompany notes owed to Tele-Communications,
 Inc. ("TCI") (note 3).............................     215,000           --
                                                     ----------     --------
    Total liabilities..............................     571,945      151,790
                                                     ----------     --------
Parent's investment (note 3).......................     494,036      507,196
                                                     ----------     --------
Commitments and contingencies (note 4)
                                                     $1,065,981     $658,986
                                                     ==========     ========


            See accompanying notes to combined financial statements.

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

           Combined Statements of Operations and Parent's Investment
                                  (unaudited)

                            New Century                 Old Century
                         ------------------ ------------------------------------
                            Seven months       Two months        Nine months
                               ended              ended             ended
                         September 30, 1999 February 28, 1999 September 30, 1998
                         ------------------ ----------------- ------------------
                                          amounts in thousands
Revenue.................     $ 100,503          $ 26,544           $117,310
Operating costs and
 expenses:
  Operating (note 3)....        43,611            11,977             47,722
  Selling, general and
   administrative.......        21,215             5,592             21,733
  Management fees (note
   3)...................         3,754             1,054              4,831
  Depreciation and
   amortization.........        31,506             7,019             32,384
                             ---------          --------           --------
                               100,086            25,642            106,670
                             ---------          --------           --------
    Operating income....           417               902             10,640
Other expense...........          (146)              (84)              (585)
                             ---------          --------           --------
    Earnings before
     income taxes.......           271               818             10,055
Income tax expense......          (111)             (391)            (4,078)
                             ---------          --------           --------
    Net earnings........           160               427              5,977
Parent's investment:
  Beginning of period...       708,330           507,196            514,367
  Change in due to TCI
   (note 3).............           546             2,897            (17,713)
  Dividend to TCI (note
   3)...................      (215,000)               --                 --
                             ---------          --------           --------
  End of period.........     $ 494,036          $510,520           $502,631
                             =========          ========           ========



            See accompanying notes to combined financial statements.

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

                       Combined Statements of Cash Flows
                                  (unaudited)

                            New Century                 Old Century
                         ------------------ ------------------------------------
                            Seven months       Two months        Nine months
                               ended              ended             ended
                         September 30, 1999 February 28, 1999 September 30, 1998
                         ------------------ ----------------- ------------------
                                          amounts in thousands
Cash flows from
 operating activities:
  Net earnings..........      $    160           $   427           $  5,977
  Adjustments to
   reconcile net
   earnings to net cash
   provided by operating
   activities:
    Depreciation and
     amortization.......        31,506             7,019             32,384
    Deferred income tax
     benefit............        (4,374)             (624)            (1,623)
    Changes in operating
     assets and
     liabilities:
      Change in
       receivables......        (1,062)             (843)             4,716
      Change in other
       assets...........          (871)              (55)                14
      Change in accounts
       payable and
       accrued
       expenses.........         2,675            (2,920)              (504)
                              --------           -------           --------
        Net cash
         provided by
         operating
         activities.....        28,034             3,004             40,964
                              --------           -------           --------
Cash flows from
 investing activities:
  Capital expended for
   property and
   equipment............       (26,944)           (6,893)           (22,216)
  Other investing
   activities...........            34                31               (339)
                              --------           -------           --------
        Net cash used in
         investing
         activities.....       (26,910)           (6,862)           (22,555)
                              --------           -------           --------
Cash flows from
 financing activities:
  Change in amounts due
   to TCI...............           546             2,897            (17,713)
                              --------           -------           --------
        Net cash
         provided by
         (used in)
         financing
         activities.....           546             2,897            (17,713)
                              --------           -------           --------
        Net change in
         cash...........         1,670              (961)               696
        Cash at
         beginning of
         period.........         1,546             2,507                560
                              --------           -------           --------
        Cash at end of
         period.........      $  3,216           $ 1,546           $  1,256
                              ========           =======           ========


            See accompanying notes to combined financial statements.

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

                    Notes to Combined Financial Statements

                              September 30, 1999
                                  (unaudited)

(1)Basis of Presentation

  The combined financial statements include the accounts of five of TCI's cable television systems and one related advertising sales office serving certain customers within California (collectively, the "TCI Century Systems"). The TCI Century Systems are wholly-owned by various subsidiaries of TCI. On March 9, 1999, AT&T Corp. ("AT&T") acquired TCI in a merger (the "AT&T Merger"). In the AT&T Merger, TCI became a subsidiary of AT&T. All significant inter-entity accounts and transactions have been eliminated in combination. The combined net assets of TCI Century Systems are referred to as "Parent's Investment."

  For financial reporting purposes the AT&T Merger was deemed to have occurred on March 1, 1999. The combined financial statements for periods prior to March 1, 1999 are referred to herein as "Old Century", and the combined financial statements for periods subsequent to February 28, 1999 are referred to herein as "New Century." Due to the application of purchase accounting in connection with the AT&T Merger, the predecessor combined financial statements of Old Century are not comparable to the successor combined financial statements of New Century. In the following text, "TCI Century Systems" refers to both Old Century and New Century. See note 2.

  The Old Century systems were acquired through a series of transactions whereby TCI acquired various larger cable entities (the "Original Systems"). Old Century's combined financial statements include an allocation of certain purchase accounting adjustments, including the related deferred tax effects, from TCI's acquisition of the Original Systems. Such allocation was based on the relative fair market value of the systems involved.

  Certain costs of TCI are charged to the TCI Century Systems based on their number of customers (see note 3). Although such allocations are not necessarily indicative of the costs that would have been incurred by the TCI Century Systems on a stand alone basis, management believes that the resulting allocated amounts are reasonable.

  TCI entered into agreements with Century Communications Corp. ("Century") whereby TCI would contribute cable television systems serving approximately 249,000 customers located in Southern California to a newly formed limited partnership in which TCI would have an approximate 25% partnership interest. Under the agreements, the partnership would assume $215,000,000 of intercompany interest bearing notes owed by TCI Century Systems to TCI and its affiliates (see note 3). TCI also agreed to exchange with the new partnership a cable television system serving approximately 100,000 customers in Southern California for cable television systems in Northern California serving approximately 100,000 customers. The TCI Century Systems is comprised of the systems serving these 349,000 customers. On October 1, 1999, a merger was consummated in which Century merged with and into Adelphia Communications Corporation ("Adelphia"). As a result of such merger, Adelphia assumed all of Century's rights and obligations relating to the above described agreements. The contribution and exchange transactions were consummated on December 7, 1999. The accompanying combined financial statements reflect the financial position, results of operations and cash flows of the TCI Century Systems prior to the contribution and exchange transactions, and, therefore, do not include the effects of such transactions.

  The accompanying interim combined financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

              Notes to Combined Financial Statements (continued)

full year. These combined financial statements should be read in conjunction with the combined financial statements and notes thereto in the TCI Century Systems financial statements for the year ended December 31, 1998.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)AT&T Merger

  The AT&T Merger has been accounted for using the purchase method of accounting and has been deemed to be effective as of March 1, 1999 for financial reporting purposes. Accordingly, TCI Century System's portion of the preliminary allocation of AT&T's purchase price to acquire TCI has been reflected in TCI Century System's combined financial statements as of March 1, 1999. A final allocation of AT&T's purchase price will be made upon receipt of final third party appraisals.

  The following table reflects the opening summarized balance sheet of New Century as adjusted to give effect to the preliminary allocation of AT&T's purchase price to acquire TCI as it relates to the net assets of the TCI Century Systems:

                                                                     (amounts in
                                                                     thousands)
Assets
  Cash.............................................................. $    1,546
  Trade and other receivables.......................................      9,119
  Property and equipment............................................    159,258
  Franchise costs and other intangible assets.......................    895,787
  Other assets......................................................      1,264
                                                                     ----------
                                                                     $1,066,974
                                                                     ==========
Liabilities and Parent's investment
  Accounts payable and accrued expenses............................. $    3,951
  Deferred income taxes.............................................    354,693
                                                                     ----------
    Total liabilities...............................................    358,644
                                                                     ----------
  Parent's investment...............................................    708,330
                                                                     ----------
                                                                     $1,066,974
                                                                     ==========

  As a result of the application of purchase accounting, New Century has recorded its assets and liabilities at their estimated fair values on March 9, 1999. Deferred income taxes were recorded based on the difference in the estimated fair values of New Century's assets and liabilities and their tax basis using statutory effective tax rates. Franchise costs and other intangible assets primarily represent the value attributable to the agreements with local franchise authorities that allow access to homes in TCI Century's service areas, and are primarily amortized over 40 years.

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

              Notes to Combined Financial Statements (continued)

  The following unaudited combined results of operations for the nine months ended September 30, 1999 and 1998 were prepared assuming the AT&T Merger occurred on January 1, 1998. These pro forma amounts are not necessarily indicative of operating results that would have occurred if the AT&T Merger had occurred on January 1, 1998.

                                                           Nine months ended
                                                             September 30,
                                                        ------------------------
                                                           1999         1998
                                                        -----------  -----------
                                                        (amounts in thousands)
Revenue................................................ $   127,047  $   117,310
Net earnings (loss).................................... $      (179) $     2,528

(3)Parent's Investment

  Parent's investment in the TCI Century Systems at September 30, 1999 and December 31, 1998 is summarized as follows (amounts in thousands):

                                                       New Century  Old Century
                                                      ------------- ------------
                                                      September 30, December 31,
                                                          1999          1998
                                                      ------------- ------------
Due to TCI...........................................   $708,876      $581,956
Accumulated deficit..................................   (214,840)      (74,760)
                                                        --------      --------
                                                        $494,036      $507,196
                                                        ========      ========

  The non-interest bearing amount due to TCI includes TCI's equity in acquired systems, advances for operations, acquisitions and construction costs, as well as the amounts owed as a result of the allocation of certain costs from TCI.

  On November 1, 1999, TCI caused the TCI Century Systems to effect a dividend from the TCI Century Systems to TCI aggregating $215,000,000 (the "Dividend"). The Dividend has been reflected in the September 30, 1999 combined balance sheet and resulted in an increase to the intercompany notes owed to TCI and a corresponding non-cash increase to accumulated deficit.

  As a result of TCI's 100% ownership of the TCI Century Systems, the non-interest bearing amounts due to TCI have been classified as a component of Parent's investment in the accompanying combined balance sheets. Such amounts are due on demand.

  The TCI Century Systems purchase, at TCI's cost, certain pay television and other programming through a certain indirect subsidiary of TCI. Charges for such programming are included in operating expenses in the accompanying combined financial statements.

  Certain subsidiaries of TCI provide administrative services to the TCI Century Systems and have assumed managerial responsibility of the TCI Century Systems' cable television system operations and construction. As compensation for these services, the TCI Century Systems pay a monthly fee calculated on a per-subscriber basis.

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

              Notes to Combined Financial Statements (continued)

The intercompany advances and expense allocation activity in amounts due to TCI consist of the following:


                           New Century                 Old Century
                        ------------------ ------------------------------------
                           Seven months       Two months        Nine months
                              ended              ended             ended
                        September 30, 1999 February 28, 1999 September 30, 1998
                        ------------------ ----------------- ------------------
                                        (amounts in thousands)
Beginning of period....      $708,330          $581,956           $598,084
  Programming charges..        28,725             8,249             30,519
  Management fees......         3,754             1,054              4,831
  Tax allocations......         4,485             1,015              5,701
  Cash transfers.......       (36,418)           (7,421)           (58,764)
                             --------          --------           --------
End of period..........      $708,876          $584,853           $580,371
                             ========          ========           ========

  The TCI Century Systems are included in the consolidated federal income tax return of AT&T. Income tax expense or benefit for the TCI Century Systems is based on those items in the consolidated calculation applicable to the TCI Century Systems. Income tax expense differs from amounts computed by applying the federal income tax rate of 35% primarily as a result of state and local income taxes and certain amortization expense of Old Century which is not deductible for tax purposes. The payable or receivable arising from the intercompany income tax allocation is recorded as an increase or decrease in amounts due to TCI.

(4)Commitments and Contingencies

  The Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") imposed certain rate regulations on the cable television industry. Under the 1992 Cable Act, all cable systems are subject to rate regulation, unless they face "effective competition," as defined by the 1992 Cable Act and expanded in the Telecommunications Act of 1996 (the "1996 Act"), in their local franchise area.

  Although the Federal Communications Commission (the "FCC") has established regulations required by the 1992 Cable Act, local government units (commonly referred to as local franchising authorities) are primarily responsible for administering the regulation of a cable system's basic service tier ("BST"). The FCC itself directly administered rate regulation of any cable programming service tier ("CPST"). The FCC's authority to regulate CPST rates expired on March 31, 1999. The FCC has taken the position that it will still adjudicate CPST complaints filed after this sunset date (but no later than 180 days after the last CPST rate increase imposed prior to March 31, 1999), and will strictly limit its review (and possible refund orders) to the time period predating the sunset date. There are no pending CPST complaints remaining at the FCC regarding the TCI Century Systems.

  Under the FCC's rate regulations, most cable systems were required to reduce their BST and CPST rates in 1993 and 1994, and have since had their rate increases governed by a complicated price structure that allows for the recovery of inflation and certain increased costs, as well as providing some incentive for expanding channel carriage. Operators also have the opportunity to bypass this "benchmark" regulatory structure in favor of the traditional "cost-of-service" regulation in cases where the latter methodology appears favorable. Premium cable services offered on a per-channel or per-program basis remain unregulated, as do affirmatively marketed packages consisting entirely of new programming product.

  Management believes that the TCI Century Systems have complied in all material respects with the provisions of the 1992 Cable Act and the 1996 Act, including its rate setting provisions. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of

                              TCI CENTURY SYSTEMS
            (A combination of certain assets, as defined in note 1)

              Notes to Combined Financial Statements (continued)

CPST rates would be retroactive to the date of complaint. Any refunds of the excess portion of BST or equipment rates would be retroactive to one year prior to the implementation of the rate reductions.

  Certain plaintiffs have filed or threatened separate class action complaints against cable systems across the United States alleging that the systems' practice of assessing an administrative fee to subscribers whose payments are delinquent constitutes an invalid liquidated damage provision, a breach of contract, and violates local consumer protection statutes. Plaintiffs seek recovery of all late fees paid to the subject systems as a class purporting to consist of all subscribers who were assessed such fees during the applicable limitation period, plus attorney fees and costs. In December 1999, a settlement was reached with respect to one of the late fee class action complaints which involves certain of the TCI Century Systems. The settlement did not have a material impact on TCI Century Systems' financial condition or results of operations.

  The TCI Century Systems have contingent liabilities related to legal proceedings and other matters arising in the ordinary course of business. Although it is possible the TCI Century Systems may incur losses upon conclusion of the matters referred to above, an estimate of any loss or range of loss cannot presently be made. Based upon the facts available, management believes that, although no assurance can be given as to the outcome of these actions, the ultimate disposition should not have a material adverse effect upon the combined financial condition of the TCI Century Systems.